Filed Pursuant to Rule 497(e)

1940 Act File No. 811-21865

1933 Registration No. 333-132392

NAKOMA MUTUAL FUNDS

NAKOMA ABSOLUTE RETURN FUND

Supplement to Prospectus and Summary Prospectus Dated September 24, 2010

On January 25, 2011, the Board of Trustees of Nakoma Mutual Funds, on behalf of the Nakoma Absolute Return Fund (the “Fund”), approved an increase in the percentage limitation for the Fund’s investments in exchange-traded funds (or ETFs) from 10% to 25% of the Fund’s total assets.  This change is effective as of the date of this Supplement.

Please retain this Supplement for future reference.

The date of this Supplement is January 26, 2011.